CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Lixte Biotechnology Holdings, Inc. (the “Company”) hereby certifies that, to his knowledge:

(i) The Amendment to Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2007	By:	/s/ John S. Kovach
John S. Kovach
Chief Executive Officer and Chief Financial Officer